UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 240.14a-12

BRIDGELINE DIGITAL, INC.

(Name of Registrant as Specified in its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required

☐ Fee computed on table below per Exchange Act Rules 14a- 6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

100 Sylvan Road, Suite G700

Woburn, Massachusetts 01801

(781) 376-5555

February 14, 2022

Dear Stockholder:

I am pleased to invite you to attend Bridgeline Digital, Inc.'s (the "Company") 2022 Annual Meeting of Stockholders (the "Meeting") to be held on March 30, 2022. The Meeting will begin promptly at 8:30 A.M. Eastern Time at the Company’s New York office located at 150 Woodbury Road, Woodbury, New York 11797.

As part of our efforts to conserve environmental resources and prevent unnecessary corporate expense, we are once again using the Securities and Exchange Commission’s "Notice and Access" rules to provide proxy materials to you via electronically via the Internet. We believe that this process should provide you with a convenient and quick way to access your proxy materials and vote your shares, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about February 16, 2022, we began mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the "Notice") containing instructions on how to access our proxy statement and other proxy materials, as well as instructions for submitting your vote electronically via the Internet, by mail or by telephone. The Notice also contains instructions on how to receive a paper copy of your proxy materials.

This proxy statement tells you about the agenda and procedures for the Meeting. It also describes how the Board of Directors operates and provides information about those directors who are nominated for re-election at the Meeting. We have also made a copy of our Annual Report on Form 10-K for the year ended September 30, 2021 ("Annual Report") available with this proxy statement. We encourage you to read our Annual Report. It includes our audited financial statements and provides information about our business.

I look forward to sharing more information with you about Bridgeline at the Meeting. Whether or not you plan to attend, I encourage you to vote your proxy as soon as possible so that your shares will be represented at the Meeting.

Sincerely, Roger Kahn President and Chief Executive Officer

100 Sylvan Road, Suite G700

Woburn, Massachusetts 01801

(781) 376-5555

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 8:30 A.M. Eastern Time on March 30, 2022

To the Stockholders of Bridgeline Digital, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Bridgeline Digital, Inc., (the "Company") will be held on March 30, 2022 at 8:30 A.M. Eastern Time at the Company’s New York office located at 150 Woodbury Road, Woodbury, New York 11797, to consider and vote on the following matters described under the corresponding numbers in the attached proxy statement:

1.	To elect two director nominees to serve on our Board of Directors for a term of three years;

2.

To amend the Bridgeline Digital, Inc. 2016 Stock Incentive Plan (the "Stock Incentive Plan") to increase the number of shares of the Company’s common stock, par value $0.001 per share ("Common Stock"), available for issuance as awards granted under the Stock Incentive Plan from 800,000 to 1,650,000 shares;

3.	To hold an advisory vote to approve the compensation of the Company’s named executive officers, as disclosed in the accompanying proxy statement (the "Say-On-Pay" vote);

4.	To hold an advisory vote on the frequency of holding future Say-on-Pay votes;

5.	To ratify the appointment of PKF O’Connor Davies, LLP as the Company’s independent registered public accounting firm for its fiscal year ending September 30, 2022; and

6.	To vote upon such other matters as may properly come before the Meeting or any adjournment or postponement of the Meeting.

We have elected to provide access to our proxy materials primarily over the internet, pursuant to the Securities and Exchange Commission’s "Notice and Access" rules. We believe this process expedites stockholders’ receipt of proxy materials, while lowering the costs of our Annual Meeting and conserving natural resources. Beginning on or about February 16, 2022, we mailed a Notice of Internet Availability of Proxy Materials (the "Notice") to each of our stockholders entitled to notice of, and to vote at, the Annual Meeting, which contains instructions for accessing the attached proxy statement, our Annual Report on Form 10-K for the fiscal year ended September 30, 2021 ("Annual Report"), and voting instructions. The Notice also includes instructions on how you can receive a paper copy of your proxy materials. This proxy statement and the Annual Report are both available online at: https://bridgeline-digital-inc.ir.rdgfilings.com/.

The Board of Directors has fixed the close of business on February 1, 2022 as the record date for the determination of stockholders entitled to vote at the Meeting, and only holders of shares of our Common Stock and Series C Convertible Preferred Stock of record at the close of business on that day will be entitled to vote.

A complete list of stockholders entitled to vote at the Meeting shall be available for examination by any stockholder, for any purpose germane to the Meeting, during ordinary business hours for the ten days prior to the date of the Meeting at the principal executive offices of the Company. The list will also be available at the Meeting.

Whether or not you expect to be present at the Meeting, we urge you to vote your shares as promptly as possible over the Internet, by mail or by telephone so that your shares may be represented and voted at the Annual Meeting. The proxy is revocable and will not affect your vote in person in the event you attend the Meeting.

Stockholders requesting physical copies of the proxy materials and the Company's Annual Report on Form 10-K for its fiscal year ended September 30, 2021 should follow the instructions provided in the Notice. In addition, requests for physical copies may be addressed to Shareholder Relations, Bridgeline Digital, Inc., 150 Woodbury Road, Woodbury, New York 11797. These materials will be furnished without charge to any stockholder requesting it.

Important Notice Regarding the Availability of Proxy Materials for the Bridgeline Digital, Inc. 2022 Annual Meeting of Stockholders to be Held on March 30, 2022: The proxy statement for the Annual Meeting and the Company’s Annual Report on Form 10-K for the year ended September 30, 2021 are available at: https://bridgeline-digital-inc.ir.rdgfilings.com/

100 Sylvan Road, Suite G700

Woburn, Massachusetts 01801

(781) 376-5555

Proxy Statement

Annual Meeting of Stockholders

March 30, 2022

The enclosed proxy is solicited by the management of Bridgeline Digital, Inc. (the "Company") in connection with the Company’s 2022 Annual Meeting of Stockholders (the "Meeting" or the "Annual Meeting") to be held on March 30, 2022 at 8:30 A.M. Eastern Time at the Company’s New York office located at 150 Woodbury Road, Woodbury, New York 11797, and any adjournment thereof. The Board of Directors of the Company (the "Board of Directors") has set the close of business on February 1, 2022 as the record date (the "Record Date") for the determination of stockholders entitled to receive notice of, and to vote, at the Meeting.

We have elected to provide access to this year’s proxy materials primarily electronically, via the Internet, under the Securities and Exchange Commission’s "Notice and Access" rules. On or about February 16, 2022, we began mailing Notice of Internet Availability of Proxy Materials (the "Notice") to stockholders as of the Record Date. The Notice contains instructions for accessing this proxy statement, our Annual Report on Form 10-K for the fiscal year ended September 30, 2021 ("Annual Report") and instructions for submitting your vote. The Notice also includes instructions on how you may obtain physical copies of the proxy materials for the Meeting.

This proxy statement, the Notice and the Annual Report may also be accessed free of charge online as of February 16, 2022 at: https://bridgeline-digital-inc.ir.rdgfilings.com/. The Company's principal executive offices are located at 100 Sylvan Road, Suite G700, Woburn, Massachusetts 01801, and its telephone number at that location is (781) 376-5555.

Eligible stockholders executing and returning their proxy over the internet, by mail or by telephone have the power to revoke their vote at any time before it is exercised by filing a later-dated proxy with, or other communication to, the Secretary of the Company or by attending the Meeting and voting in person.

The proxy will be voted in accordance with your directions:

1.	To elect two director nominees to serve on our Board of Directors for a term of three years;

2.

To amend the Bridgeline Digital, Inc. 2016 Stock Incentive Plan (the "Stock Incentive Plan") to increase the number of shares of the Company’s common stock, par value $0.001 per share ("Common Stock"), available for issuance as awards granted under the Stock Incentive Plan from 800,000 to 1,650,000 shares;

3.	To hold an advisory vote to approve the compensation of the Company’s named executive officers, as disclosed in the accompanying proxy statement (the "Say-On-Pay" vote);

4.	To hold an advisory vote on the frequency of holding future Say-on-Pay votes;

5.	To ratify the appointment of PKF O’Connor Davies, LLP ("PKF") as the Company’s independent registered public accounting firm for its fiscal year ending September 30, 2022; and

6.	To vote upon such other matters as may properly come before the Meeting or any adjournment or postponement of the Meeting.

The entire cost of soliciting proxies will be borne by the Company. The costs of solicitation will include the costs of supplying necessary additional copies of the solicitation materials and our Annual Report to beneficial owners of shares held of record by brokers, dealers, banks, trustees, and their nominees, including the reasonable expenses of such record holders for completing the mailing of such materials and Annual Reports to such beneficial owners. Solicitation of proxies may also include solicitation by telephone, fax, electronic mail, or personal solicitations by directors, officers, or employees of the Company. No additional compensation will be paid for any such services. The Company may engage a professional proxy solicitation firm to assist in the proxy solicitation and, if so, will pay such solicitation firm customary fees plus expenses.

Stockholders of record of the Company’s Common Stock and shares of the Company’s Series C Convertible Preferred Stock, par value $0.001 per share ("Series C Preferred"), at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Meeting.

As of the Record Date, there were 10,204,276 shares of Common Stock issued and outstanding, all of which are entitled to vote. Each share of Common Stock outstanding at the close of business on the Record Date is entitled to one vote on each matter that is voted at the Meeting. As of the Record Date, there were 350 shares of Series C Preferred issued and outstanding. Each share of Series C Preferred outstanding at the close of business on the Record Date is entitled to 111.11 votes on each matter that is voted at the Meeting. Therefore, the holders of our outstanding shares of Series C Preferred have an aggregate of 38,889 votes on matters to come before the Meeting, which represents approximately 0.4% of our outstanding voting securities.

Stockholders may vote by proxy over the Internet, over the telephone, or by mail. The procedures for voting by proxy are as follows:

●	To vote by proxy over the Internet, go to www.voteproxy.com to complete an electronic proxy card;

●	To vote by proxy over the telephone, dial the toll-free phone number (1-800-776-9437) listed on your proxy card and following the recorded instructions; or

●	To vote by proxy by mail you must complete, sign and date your proxy card and return it promptly in the envelope provided.

  Stockholders of record as of the Record Date may also vote in person at the Meeting.

 The representation in person or by proxy of 35% of the stock issued and outstanding and entitled to vote thereat is necessary to establish a quorum for the transaction of all business to come before the Meeting. Abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of establishing a quorum.

  Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares present and entitled to vote with respect to any particular matter but will not be counted as a vote in favor of such matter.

A broker non-vote occurs when a broker holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because the broker does not have discretionary voting power and has not received instructions from the beneficial owner. If a stockholder holds shares beneficially in street name and does not provide its broker with voting instructions, the shares may constitute "broker non-votes." Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf on "non-routine" proposals. Brokers may vote in favor of a proposal in accordance with the rules of The NASDAQ Stock Market, LLC ("Nasdaq") that govern how brokers may cast such votes on proposals they determine to be routine matters.

The vote required for each proposal and the treatment and effect of abstentions and broker non-votes with respect to each proposal is as follows:

●

Proposal 1: Election of directors. The minimum voting requirement to elect directors is a plurality of the voting shares present or represented by proxy at the Meeting and entitled to vote on the matter as of the Record Date. Therefore, the two director nominees who receive the highest number of shares voted "for" their election are elected. "Withhold" votes and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the election of nominees.

●

Proposal 2: Increase in Common Stock available under the Stock Incentive Plan. The affirmative vote of the holders of a majority of the voting securities present in person or represented by proxy at the Meeting and entitled to vote on the matter as of the Record Date, is necessary to approve the increase in authorized Common Stock reserved for issuance under the Stock Incentive Plan. Abstentions are treated as shares present and entitled to vote on the matter and, therefore, will have the same effect as a vote "against" this proposal. Broker non-votes are not considered entitled to vote on this matter and will have no effect on the outcome of this vote.

●

Proposal 3: Say-on-Pay advisory vote. The affirmative vote of the holders of a majority of the voting securities present in person or represented by proxy at the Meeting and entitled to vote on the matter as of the Record Date, is necessary to approve, on an advisory basis, the compensation of our named executive officers as described herein. Abstentions are treated as shares present and entitled to vote on the matter and, therefore, will have the same effect as a vote "against" this proposal. Broker non-votes are not considered entitled to vote on this matter and will have no effect on the outcome of this vote.

●

Proposal 4: Say-on-frequency advisory vote.  For purposes of the advisory vote regarding the frequency of the advisory vote on executive compensation, the option of every year, every two years, or every three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on executive compensation that has been selected by stockholders. Abstentions and broker non-votes will have no effect on the outcome of the vote. The proxy provides stockholders with four choices (every year, every two years, every three years, or abstain). Stockholders are not voting to approve or disapprove the recommendation of our Board of Directors.

●

Proposal 5: Ratification of PKF as the Company's independent registered public accounting firm. The affirmative vote of the holders of a majority of the voting securities present in person or represented by proxy at the Meeting and entitled to vote on the matter as of the Record Date, is necessary to ratify the selection of our auditor. Abstentions are treated as shares present and entitled to vote on the matter and, therefore, will have the same effect as a vote "against" this proposal. There will be no broker non-votes on the ratification of PKF since brokers can vote with discretion on this proposal.

PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of five (5) directors and is divided into three (3) classes. Directors in each class are generally elected to serve for three-year terms that expire in successive years. Each class of directors and the expiration of their respective terms are as follows:

Director Class	Class Members	Expiration of Class Term

Class I	● Joni Kahn	2024 Annual Meeting
● Roger "Ari" Kahn

Class II	● Kenneth Galaznik	2022 Annual Meeting
● Scott Landers

Class III	● Michael Taglich	2023 Annual Meeting

Each of the Board of Directors' two (2) current Class II directors, whose term is currently set to expire at the Meeting, have been nominated for election at the Meeting:

(1)	Kenneth Galaznik
(2)	Scott Landers

If elected, Messrs. Galaznik and Landers will hold office for a three-year term expiring at our 2025 annual meeting of stockholders.

Messrs. Galaznik and Landers have advised management that, if elected, they are able to serve on the Board of Directors for the duration of their respective terms. Management has no reason to believe that the nominees will be unable to serve. In the event the nominees become unavailable to serve as directors, the proxies may be voted for the election of such persons who may be designated by the Board of Directors.

Required Vote

Pursuant to our Amended and Restated Bylaws, directors shall be elected by the affirmative vote of a plurality of the voting shares present or represented by proxy at the Meeting, and entitled to vote thereat (meaning that the two director nominees who receive the highest number of shares voted "for" their election are elected). "Withhold" votes and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the election of nominees. Unless otherwise instructed or unless authority to vote is withheld, shares represented by executed proxies will be voted "FOR" the election of Kenneth Galaznik and Scott Landers to serve as Class II directors.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote "FOR" the election of Kenneth Galaznik and Scott Landers to serve as Class II directors for a three-year term until the Company’s annual meeting of stockholders to be held in 2025.

Our Board of Directors

The following table lists the names, ages and positions of the individuals who serve as directors of the Company, as of February 1, 2022:

Name	Age	Position with the Company	Director Since
Kenneth Galaznik*	70	Director, Chair of the Audit Committee and Member of the Compensation Committee	2006

Joni Kahn*	66	Chairperson of the Board, Chair of the Compensation Committee and Member of the Audit and Nominating and Corporate Governance Committees	2012

Roger Kahn	52	Director, President and Chief Executive Officer	2017

Scott Landers*	51	Director, Chair of Nominating and Corporate Governance Committee and Member of the Audit and Compensation Committees	2010

Michael Taglich	56	Director	2013

*Independent director as defined under the rules of Nasdaq.

Kenneth Galaznik has been a member of our Board of Directors since 2006. Mr. Galaznik is the Chairman of the Company’s Audit Committee and serves as a member of the Compensation Committee. From 2005 to 2016, Mr. Galaznik was the Senior Vice President, Chief Financial Officer and Treasurer of American Science and Engineering, Inc., a publicly held supplier of X-ray inspection and screening systems with a public market cap of over $200 million. Mr. Galaznik retired from his position at American Science and Engineering on March 31, 2016. From August 2002 to February 2005, Mr. Galaznik was Vice President of Finance of American Science and Engineering, Inc. From November 2001 to August 2002, Mr. Galaznik was self-employed as a consultant. From March 1999 to September 2001, he served as Vice President of Finance at Spectro Analytical Instruments, Inc. and has more than 35 years of experience in accounting and finance positions. Mr. Galaznik holds a B.B.A. degree in accounting from The University of Houston. Mr. Galaznik brings extensive experience to our Board and our Audit Committee as an experienced senior executive, a financial expert, and as chief financial officer of a publicly held company.

The Board of Directors has determined that Mr. Galaznik’ s deep experience in finance and his executive leadership make him qualified to continue as a member of our Board of Directors.

Joni Kahn has been a member of our Board of Directors since April 2012. In May 2015, Ms. Kahn was appointed Chairperson of the Board of Directors. She also serves as the Chair of the Compensation Committee and is a member of the Audit and Nominating and Governance Committees. Ms. Kahn has over thirty years of operating experience with high growth software and services companies with specific expertise in the SaaS (Software as a Service), ERP (Enterprise Resource Planning) Applications, Business Intelligence and Analytics and Cybersecurity segments. From 2013 to 2015, Ms. Kahn was the Senior Vice President of Global Services for Big Machines, Inc., which was acquired by Oracle in October 2013. From 2007 to 2012, Ms. Kahn was Vice President of Services for HP’s Enterprise Security Software group. From 2005 to 2007, Ms. Kahn was the Executive Vice President at BearingPoint where she managed a team of over 3,000 professionals and was responsible for North American delivery of enterprise applications, systems integration and managed services solutions. Ms. Kahn also oversaw global development centers in India, China and the U.S. From 2002 to 2005, Ms. Kahn was the Senior Group Vice President for worldwide professional services for Business Objects, a business intelligence and analytics software maker based in San Jose, where she led the applications and services division that supported that company's transformation from a products company to an enterprise solutions company. Business Objects was acquired by SAP in 2007. From 2000 to 2007, Ms. Kahn was a Member of the Board of Directors for MapInfo, a global location intelligence solutions company. She was a member of MapInfo’s Audit Committee and the Compensation Committee. MapInfo was acquired by Pitney Bowes in 2007. From 1993 to 2000, Ms. Kahn was an Executive Vice President and Partner of KPMG Consulting, where she helped grow the firm’s consulting business from $700 million to $2.5 billion. Ms. Kahn received her B.B.A in Accounting from the University of Wisconsin – Madison. Ms. Kahn brings extensive leadership experience to our Board and our Audit Committee as an experienced senior executive. Ms. Kahn has over thirty years of executive level managerial, operational, and strategic planning experience leading world-class sales, service and support technology organizations. Her service on prior boards also provides financial and governance experience.

The Board of Directors has determined that Ms. Kahn’s vast experience in the technology industry and finance, as well as her executive leadership, makes her qualified to continue as the Chairperson and member of our Board of Directors. In addition, Ms. Kahn also brings extensive leadership experience to our Board and our Audit Committee as an experienced senior executive.

Roger Kahn has been a member of our Board of Directors since December 2017. Mr. Kahn joined the Company as the Chief Operating Officer in August 2015 and has been our President and Chief Executive Officer since May 2016. Prior to joining Bridgeline Digital, Mr. Kahn co-founded FatWire, a leading content management and digital engagement company. As the General Manager and Chief Technology Officer of FatWire, Mr. Kahn built the company into a global corporation with offices in thirteen countries. FatWire was acquired by Oracle in 2011. Mr. Kahn received his Ph.D. in Computer Science and Artificial Intelligence from the University of Chicago.

Our Board of Directors has determined that Mr. Kahn’s vast experience as a successful entrepreneur in the technology space, as well as his technical and leadership acumen, make him qualified to continue as a member of our Board of Directors.

Scott Landers has been a member of our Board of Directors since 2010. Mr. Landers is the Chair of the Nominating and Corporate Governance Committee and serves as a member of the Audit and Compensation Committees. Mr. Landers has been the Chief Executive Officer of Harver since January 2022. Harver is a volume hiring solution enabling global enterprises to hire at scale. From 2016 to July 2021, he was President and Chief Executive Officer of Monotype Imaging Holdings, Inc., and he also held the positions of Chief Operating Officer and Chief Financial Officer from 2008 to 2015. Monotype is a leading provider of fonts and font software, and the company was under both public and private ownership during his tenure. Prior to joining Monotype, from September 2007 until July 2008, Mr. Landers was the Vice President of Global Finance at Pitney Bowes Software, a leading global provider of location intelligence solutions. From 1997 until September 2007, Mr. Landers held several senior finance positions at MapInfo, a publicly held company which was acquired by Pitney Bowes in April 2007. Earlier in his career, Mr. Landers was a Business Assurance Manager with Coopers & Lybrand. Mr. Landers holds a bachelor's degree in accounting from Le Moyne College in Syracuse, N.Y. and a master’s degree in business administration from The College of Saint Rose in Albany, N.Y. Mr. Landers brings extensive experience to our Board and our Audit Committee as an experienced senior executive, a financial expert, and a chief executive officer and a chief financial officer of a publicly-held company.

Our Board of Directors has determined that Mr. Lander’s financial skills, public-company experience, strategic business acumen and executive leadership make him a qualified to continue as a member of our Board of Directors.

Michael Taglich has been a member of our Board of Directors since 2013. He is the Chairman and President of Taglich Brothers, Inc., a New York City based securities firm which he co-founded in 1992 with his brother Robert Taglich. Taglich Brothers, Inc. focuses on public and private micro-cap companies in a wide variety of industries. He is currently the Chairman of the Board of Air Industries Group Inc., a publicly traded aerospace and defense company (NYSE AIRI), and Mare Island Dry Dock Inc., a privately-held company. He also serves as a director of a number of other private companies. Michael Taglich brings extensive professional experience which spans various aspects of senior management, including finance, operations and strategic planning. Mr. Taglich has more than 30 years of financial industry experience and served on his first public company board over 20 years ago.

Our Board of Directors has determined that Mr. Taglich’s executive strategic business skills in both private and public companies, as well as his experience leading and advising high-growth companies, make him a qualified to continue as a member of our Board of Directors.

Our Executive Officers

Following are the name, age and other information for our executive officers, as of February 1, 2022. All Company officers have been appointed to serve until their successors are elected and qualified or until their earlier resignation or removal. Information regarding Roger Kahn, our President and Chief Executive Officer, is set forth above.

Name	Age	Position with the Company

Roger Kahn	52	Director, President and Chief Executive Officer

Thomas R. Windhausen	43	Chief Financial Officer and Treasurer

Thomas Windhausen has served as the Company’s Chief Financial Officer and Treasurer since November 2021. Prior to that he served as the Company’s VP of Finance since October 2021. Mr. Windhausen has more than 20 years of experience in both public accounting and industry. Prior to joining the Company, Mr. Windhausen served as a VP of Finance with Comtech Telecommunications Corp. from July 2019 to September 2021, and from June 2011 to June 2019, Mr. Windhausen held various accounting and finance roles with Dealertrack Technologies, Inc., and its successor Cox Automotive Inc.  Mr. Windhausen started his career at PricewaterhouseCoopers, where he spent more than 10 years. He received his Bachelor’s of Science degree in Accounting from Le Moyne College in Syracuse, N.Y. and he is a member of the American Institute of Certified Public Accountants and New York State Society of Certified Public Accountants.

There are no family relationships between any of the directors and the Company’s executive officers, including between Ms. Joni Kahn and Mr. Roger Kahn, the Company’s President and Chief Executive Officer.

Certain Relationships and Related Transactions

Item 404(d) of Regulation S-K requires the Company to disclose any transaction or proposed transaction which occurred since the beginning of the two most recently completed fiscal years in which the amount involved exceeds the lesser of $120,000 or 1% of the average of the Company’s total assets as of the end of the last two completed fiscal years in which the Company is a participant and in which any related person has or will have a direct or indirect material interest. A related person is any executive officer, director, nominee for director, or holder of 5% or more of the Company's Common Stock, or an immediate family member of any of those persons.

In accordance with our Audit Committee charter, our Audit Committee is responsible for reviewing and approving the terms of any related party transactions. Therefore, any material financial transaction between the Company and any related person would need to be approved by our Audit Committee prior to the Company entering into such transaction.

One of our current directors, Michael Taglich, is the Chairman and President of Taglich Brothers, Inc. a New York based securities firm ("Taglich Brothers"). Taglich Brothers acted as placement agents for many of the Company’s private offerings in 2012, 2013, 2014, 2015, 2016, 2018, 2019 and 2021. As of February 1, 2022, Mr. Taglich beneficially owns approximately 3.4% of the Company’s Common Stock. Mr. Taglich had also guaranteed $1.5 million in connection with the Company’s out of formula borrowings on its credit facility with Heritage Bank. In consideration of previous loans made by Michael Taglich to the Company, and the personal guaranty for Heritage Bank of Commerce, Mr. Taglich was issued warrants to purchase Common Stock totaling 1,080 shares at an exercise price of $1,000 per share.

March 2019 Private Placement. On March 12, 2019, the Company entered into Securities Purchase Agreements with certain accredited investors pursuant to which the Company offered and sold an aggregate of 10,227.5 units ("Units") for $1,000 per Unit, with such Units consisting of (i) an aggregate of 10,227.5 shares of the Company’s newly designated shares of Series C Preferred; (ii) warrants to purchase an aggregate of 56,819,473 shares of Company Common Stock, with a term of 5.5 years; (iii) warrants to purchase an aggregate of 56,819,473 shares of Common Stock, with a term of 24 months; and (iv) warrants with a term of 5.5 years (the "March 2019 Private Placement"). Mr. Taglich purchased a total of 350 Units from the Company in the March 2019 Private Placement.

ThinkEquity, a division of Fordham Management, Inc., and Taglich Brothers, served as joint placement agents for the March 2019 Private Placement. As consideration for their services, the Company issued to Taglich Brothers warrants to purchase an aggregate of 261,064 shares of Common Stock. Mr. Taglich received 22,860 of the warrants issued to Taglich Brother in connection with the March 2019 Private Placement.

February 2021 Offering. On February 4, 2021, the Company offered and sold a total of 880,000 shares of Common Stock to certain institutional and accredited investors at a public offering price of $3.10 per share in a registered direct offering (the "February 2021 Offering"). Joseph Gunnar & Company, LLC acted as lead placement agent for the February 2021 Offering, and Taglich Brothers acted as co-placement agent. As compensation for their services, the Company paid to Taglich Brothers a cash fee of $47,272 and issued to Taglich Brothers five-year warrants to purchase up to an aggregate of 112,706 shares of Common Stock with an exercise price of $3.875 per share. Mr. Taglich received 29,084 of the warrants issued to Taglich Brother in connection with the February 2021 Offering.

May 2021 Offerings. On May 14, 2021, the Company offered and sold a total of 1,060,000 shares of its Common Stock to certain institutional investors at a public offering price of $2.28 per share in a registered direct offering. Also on May 14, 2021, the Company entered into securities purchase agreements with certain institutional investors pursuant to which the Company offered and sold a total of 2,700 units at a purchase price of $1,000 per Unit (collectively, the "May 2021 Offerings"). Each Unit sold in the May 2021 Offerings consisted of (i) one share of the Company’s newly designated Series D Convertible Preferred Stock ("Series D Preferred") and (ii) warrants to purchase up to one-half of the Conversion Shares (defined below) issuable upon conversion of shares of Series D Preferred issued as a part of such Units.

Joseph Gunnar & Company, LLC acted as lead placement agent, and Taglich Brothers acted as co-placement agent for the May 2021 Offerings. As compensation for their services, the Company paid to Taglich Brothers a cash fee of $122,803 and issued to Taglich Brother five-year warrants to purchase an aggregate of 153,504 shares of Common Stock at an exercise price of $2.85 per share. Mr. Taglich received 13,000 of the warrants issued to Taglich Brother in connection with the May 2021 Offerings.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In computing the number of shares beneficially owned by a person or a group and the percentage ownership of that person or group, shares of our Common Stock issuable upon conversion of outstanding shares of preferred stock and/or upon exercise of options and warrants currently exercisable or exercisable within 60 days after February 1, 2022 (the "Table Date") are deemed outstanding, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each individual named below is our address: 100 Sylvan Road, Suite G700, Woburn, Massachusetts 01801.

The following tables set forth, as of the Table Date, the beneficial ownership of each of our outstanding voting securities, consisting of our Series C Preferred and Common Stock by (i) each person or group of persons known to us to beneficially own more than 5% of the outstanding shares of the outstanding securities, (ii) each of our directors and named executive officers, and (iii) all of our executive officers and directors as a group. At the close of business on the Table Date there were 350 shares of Series C Preferred and 10,204,276 shares of our Common Stock issued and outstanding.

Except as indicated in the footnotes to the tables below, each stockholder named in the table has sole voting and investment power with respect to the shares shown as beneficially owned by such stockholder.

This information is based upon information received from or on behalf of the individuals named herein.

Series C Preferred

Name and Address	Number of Shares Owned (1)	Percent of Shares Outstanding
Michael and Claudia Taglich 790 New York Avenue Huntington, NY 11743	350	100.00%
All current executive officers and directors as a group	350	100.00%

(1)

Holders of Series C Preferred are entitled to vote on all matters presented to our stockholders on an as-converted basis. Each share of Series C Preferred is convertible, at the option of each respective holder, into approximately 111.11 shares of Common Stock.

Common Stock

Name and Address	Number of Shares Owned		Percent of Shares Outstanding
Michael Taglich	357,279	(1)	3.41%
Director
Roger Kahn	174,627	(2)	1.68%
President, Chief Executive Officer, Director
Kenneth Galaznik	38,259	(3)	0.37%
Director
Scott Landers	38,222	(4)	0.37%
Director
Joni Kahn	38,232	(5)	0.37%
Director
Mark G. Downey	26,667	(6)	0.26%
Chief Financial Officer and Treasurer
All current executive officers and directors as a group	673,286	(7)	6.24%

(1)

Includes 190,333 shares issuable upon the exercise of warrants, and 37,708 shares of Common Stock subject to currently exercisable options (includes options that will become exercisable within 60 days February 1, 2022). Also includes 35 shares of Common Stock and 2 shares issuable upon the exercise of warrants owned by Mr. Taglich’s spouse.

(2)

Includes 172 shares issuable upon the exercise of warrants and 171,481 shares of Common Stock subject to currently exercisable options (includes options that will become exercisable within 60 days of February 1, 2022). Includes 545 shares of Common Stock owned by Mr. Kahn’s spouse.

(3)	Includes 37,660 shares of Common Stock subject to currently exercisable options (includes options that will become exercisable within 60 days of February 1, 2022).

(4)

Includes 37,660 shares of Common Stock subject to currently exercisable options (includes options that will become exercisable within 60 days of February 1, 2022). Includes 8 shares of Common Stock owned by Mr. Lander’s children.

(5)	Includes 37,664 shares of Common Stock subject to currently exercisable options (includes options that will become exercisable within 60 days of February 1, 2022).

(6)	Includes 26,667 shares of Common Stock subject to currently exercisable options (includes options that will become exercisable within 60 days of February 1, 2022).

(7)	Includes 348,840 shares of Common Stock subject to currently exercisable options (includes options that will become exercisable within 60 days of February 1, 2022).

EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table sets forth the total compensation paid or accrued for the fiscal years ended September 30, 2021 and September 30, 2020 for our principal executive officer and up to two additional of our highest compensated executive officers who were serving as executive officers as of September 30, 2021. We refer to these officers as our named executive officers.

Name and Principal Position (1)	Fiscal Year End	Salary	Bonus	Total

Roger Kahn	2021	$318,750	$135,791	$454,541
President and Chief Executive Officer	2020	$300,000	$15,624	$315,624
Mark G. Downey (2)	2021	$240,000	$58,949	$298,949
Former Executive Vice President, Chief Financial Officer and Treasurer	2020	$240,000	$5,000	$245,000

(1)	Thomas Windhausen was appointed to serve as Chief Financial Officer and Treasurer on November 30, 2021, after the year end date of September 30, 2021, and therefore is excluded from the table above.

(2)	Mark Downey resigned from his position of Executive Vice President, Chief Financial Officer and Treasurer of the Company on November 30, 2021.

Employment Agreements

Roger Kahn

On August 24, 2015, Mr. Roger "Ari" Kahn joined the Company as the Company’s Chief Operating Officer. On December 1, 2015, Mr. Kahn and another were named Co-Interim Chief Executive Officers and Presidents and assumed the responsibilities of the Office of the Chief Executive Officer and President. On May 6, 2016, the Company appointed Mr. Kahn as President and Chief Executive Officer, effective May 10, 2016. Mr. Kahn’s employment agreement was amended and reported on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on May 13, 2016. A new employment agreement was entered into on September 13, 2019 by and between the Company and Mr. Kahn. The principal change to Mr. Kahn’s employment agreement, is that it will automatically renew each fiscal year unless the Company provides written notice of its intent not to renew such employment agreement at least sixty (60) days in advance of the Company’s fiscal year rather than the employment agreement only renewing upon notice from the Company. In furtherance of Mr. Kahn’s employment with the Company, a first amendment to Mr. Kahn, which amended the September 12, 2019 employment agreement, entitles Mr. Kahn to an annual salary of $330,000 starting on the date of the amendment and an annual bonus of $137,500.

Thomas R. Windhausen

Effective November 30, 2021, Thomas R. Windhausen was appointed by the Company’s Board of Directors as Chief Financial Officer and Treasurer of the Company.  The Company and Mr. Windhausen entered into an employment agreement (the "Employment Agreement"), effective November 30, 2021 through September 30, 2022, unless extended by mutual agreement of the Company and Mr. Windhausen, whereby he will receive $240,000 annual base salary and the ability to earn a bi-annual incentive bonus of $22,500, which incentive bonus may be awarded to Mr. Windhausen at the discretion of the Company’s Compensation Committee. The Employment Agreement also provides that Mr. Windhausen will be eligible to participate in all other employee benefits plans and programs, and, in the event Mr. Windhausen’s employment is terminated by the Company without cause, he is entitled to receive severance benefits.

The foregoing descriptions of the material terms of the Employment Agreements by and between the Company and Mr. Kahn does not purport to be complete descriptions and are qualified in their entirety by reference to the Employment Agreement, which is filed as an exhibit to the Company’s Current Report on Form 8-K filed with SEC on September 19, 2018, as amended March 2, 2021. The foregoing descriptions of the material terms of the Employment Agreement by and between the Company and Mr. Windhausen do not purport to be complete descriptions and are qualified in their entirety by reference to the Employment Agreement, which is filed as an exhibit to the Company’s Form 10-K for the year ended September 30, 2021. There are no family relationships between Mr. Kahn or between Mr. Windhausen and any director or executive officer of the Company.

Outstanding Equity Awards at Fiscal 2021 Year-End

The following table sets forth information concerning outstanding stock options for each named executive officer as of September 30, 2021.

Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (1)	Number of Securities Underlying Unexercised Options Unexercisable (1)	Exercise Price ($/sh)	Option Expiration Date

Roger Kahn	8/24/2015	800	-	$287.50	8/24/2025
	8/19/2016	4,446	-	$205.00	8/19/2026
	11/20/2019	83,117	166,236	$1.40	11/20/2029
		88,363	166,236

Mark G. Downey	11/20/2019	13,334	26,666	$1.40	11/20/2029

(1)	Shares vest in equal installments upon the anniversary date of the grant over three years.

We maintain a number of equity compensation plans for employees, officers, directors and other entities and individuals whose efforts contribute to our success. The table below sets forth certain information as of our fiscal year ended September 30, 2021, regarding the shares of our Common Stock available for grant or granted under our equity compensation plans.

	Equity Compensation Plan Information
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column a)
Plan category	(a)	(b)	(c)

Equity compensation plans approved by security holders	799,201	$4.66	4,045

Equity compensation plans not approved by security holders (1)	1,788,745	4.18	-

Total	2,587,946	$-	4,045

(1)	At September 30, 2021, there were 1,788,745 total warrants outstanding.

Director Compensation

The non-employee members of our Board of Directors are compensated as follows:

●

Compensation. Each outside director receives an annual retainer of $12,000 and is compensated $1,500 for each meeting such director attends in person. Members of the Audit Committee receive additional annual compensation of $3,000.

●

Committee Chair Bonus. The Chair of the Board of Directors receives an additional annual fee of $15,000. The Chair of the Audit Committee receives an additional annual fee of $10,000. The Chairs of the Compensation Committee and Nominating and Corporate Governance Committee each receive an additional annual fee of $5,000. These fees are payable in lump sums in advance. Other directors who serve on our standing committees, other than the Audit Committee, do not receive additional compensation for their committee services.

Director Compensation Table

The following table sets forth information concerning the compensation paid to our non-employee directors during the fiscal year ended September 30, 2021.

	Annual	Board
Director	Retainer	Meetings	Chairman	Additional	Total
Ken Galaznik	$12,000	$6,000	$10,000	$-	$28,000
Joni Kahn	12,000	6,000	15,000	3,000	36,000
Scott Landers	12,000	6,000	5,000	3,000	26,000
Michael Taglich	12,000	6,000	-	-	18,000
	$48,000	$24,000	$30,000	$6,000	$108,000

OTHER INFORMATION CONCERNING THE COMPANY AND THE BOARD OF DIRECTORS

Meetings of the Board of Directors

During the Company's fiscal year ended September 30, 2021, the Board of Directors held 5 meetings and acted 7 times by unanimous written consent. During fiscal 2021, each director attended each meeting. The Chairman was present at all meetings. The Company encourages Board members to attend the Annual Meeting.

Structure of the Board of Directors

Ms. Joni Kahn, an independent director, was appointed as Chairperson of the Board in May 2015. The Board of Directors determined that it would be beneficial to the Company to separate the offices of Chief Executive Officer and Chairperson of the Board in order to allow the Chief Executive Officer to focus on the Company’s operations and execution of its business plan while the Chairperson of the Board would focus on the Company’s strategic plan. The Board of Directors believes that Ms. Kahn’s service as Chairperson of the Board will further help extend the Company’s footprint in technology as well as provide executive level managerial, operational, and strategic planning experience.

The Board of Directors’ Role in Risk Oversight

The Board of Directors oversees our risk management process. This oversight is primarily accomplished through the Board of Directors’ committees and management’s reporting processes, including receiving regular reports from members of senior management on areas of material risk to the company, including operational, financial and strategic risks. The Audit Committee focuses on risks related to accounting, internal controls, and financial and tax reporting and related party transactions. The Audit Committee also assesses economic and business risks and monitors compliance with ethical standards. The Compensation Committee identifies and oversees risks associated with our executive compensation policies and practices.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s executive officers, directors and persons who beneficially own more than 10% of a registered class of the Company’s equity securities (collectively, the "Reporting Persons") to file certain reports regarding ownership of, and transactions in, the Company’s securities with the SEC. These Reporting Persons are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports that they file with the SEC. With respect to fiscal 2021, and based solely on its review of the copies of such forms and amendments thereto received by it, the Company believes that all of the Reporting Persons complied with all applicable filing requirements.

Communications with the Board of Directors

The Company encourages stockholder communications with the Board of Directors. Interested persons may directly contact any individual member of the Board of Directors by contacting Shareholder Relations, Bridgeline Digital, Inc., 150 Woodbury Road, Woodbury, New York 11797.

Code of Conduct and Ethics

The Company's Board of Directors has adopted a Code of Ethics within the meaning of Item 406(b) of Regulation S-K of the Securities Act that applies to all of the Company's officers and employees, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics codifies the business and ethical principles that govern the Company's business. A copy of the Code of Ethics is available on the Company's website www.bridgeline.com. The Company intends to post amendments to or waivers from its Code of Ethics (to the extent applicable to its principal executive officer, principal financial officer or principal accounting officer) on its website. The Company's website is not part of this proxy statement.

COMMITTEES OF THE BOARD OF DIRECTORS

The Company has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.

Audit Committee

The Audit Committee assists the Board of Directors in the oversight of the audit of our consolidated financial statements and the quality and integrity of our accounting, auditing and financial reporting processes. The Audit Committee is responsible for making recommendations to the Board of Directors concerning the selection and engagement of independent registered public accountants and for reviewing the scope of the annual audit, audit fees, results of the audit and auditor independence. The Audit Committee also reviews and discusses with management and the Board of Directors such matters as accounting policies, internal accounting controls and procedures for preparation of financial statements. Our Audit Committee is comprised of Mr. Galaznik (Chair), Ms. Kahn and Mr. Landers. Our Board has determined that each of the members of the Audit Committee meet the criteria for independence under the standards provided by Nasdaq. The Board of Directors has adopted a written charter for the Audit Committee. A copy of such charter is available on the Company's website, www.bridgeline.com. During Fiscal 2021, the Audit Committee met five times. Each member of the Audit Committee attended each such meeting. The Chairman of the Audit Committee was present at all meetings.

Audit Committee Financial Expert. Our Board has also determined that each of Mr. Galaznik and Mr. Landers qualifies as an "audit committee financial expert" as defined under Item 407(d) (5) of Regulation S-K and as an independent director as defined by the Nasdaq listing standards.

Compensation Committee

The Compensation Committee evaluates the performance of our senior executives, considers the design and competitiveness of our compensation plans, including the review of independent research and data regarding compensation paid to executives of public companies of similar size and geographic location, reviews and approves senior executive compensation and administers our equity compensation plans. In addition, the Committee also conducts reviews of executive compensation to ensure compliance with Section 162(m) of the Internal Revenue Code of 1986, as amended. Our Compensation Committee is comprised of Ms. Kahn (Chair), Mr. Galaznik and Mr. Landers, all of whom are independent directors. The Board of Directors has adopted a written charter for the Compensation Committee. A copy of such charter is available on the Company's website, www.bridgeline.com. During Fiscal 2021, the Compensation Committee met four times and acted three times by unanimous written consent.

Nominating and Corporate Governance Committee

The Nominating and Governance Committee identifies candidates for future Board membership and proposes criteria for Board candidates and candidates to fill Board vacancies, as well as a slate of directors for election by the stockholders at each annual meeting. The Nominating and Governance Committee also annually assesses and reports to the Board of Directors on Board and Board Committee performance and effectiveness and reviews and makes recommendations to the Board of Directors concerning the composition, size and structure of the Board of Directors and its committees. A copy of such charter is available on the Company's website, www.bridgeline.com. Our Nominating and Governance Committee is comprised of Mr. Landers (Chair) and Ms. Kahn, each of whom are independent directors. During Fiscal 2021, the Nominating and Governance Committee met four times.

PROPOSAL 2

AMENDMENT OF THE BRIDGELINE DIGITAL, INC.

2016 STOCK INCENTIVE PLAN TO INCREASE NUMBER OF SHARES

The Board of Directors believes that the future success of Bridgeline Digital depends, in large part, upon the ability of the Company to attract, retain and motivate key employees and that the granting of stock options serves as an important factor in retaining key employees. In addition, the Board of Directors believes it is important to have a pool of options available for issuance as the Company considers potential acquisitions. On February 1, 2022, the Company’s Board of Directors approved, subject to stockholder approval, an amendment to the Bridgeline Digital, Inc. 2016 Stock Incentive Plan (the "Stock Incentive Plan"), to increase the number of shares reserved for issuance under the Stock Incentive Plan by 850,000 shares, or from a total reserved of 800,000 shares to a new total reserved of 1,650,000 shares. As of February 1, 2022, there were approximately 10,000 shares remaining available for issuance under the Stock Incentive Plan.

The Board of Directors believes the current number of shares remaining available for issuance under the Stock Incentive Plan is insufficient. Based on the Company’s current rate of option grants as well as the Company’s anticipated hiring of new employees, the Board of Directors believes the existing share reserve will be exhausted within the next three to six months. Without the ability to provide equity compensation, the Company may be unable to attract and retain key employees. If this proposal is approved, the Company intends to continue to provide equity incentives to existing key employees as well to certain newly-hired employees and outside directors. If this proposal is approved, the Company expects to have sufficient shares available under the Stock Incentive Plan for the next twelve to eighteen months.

The proposed increase of 850,000 shares was determined by comparing the Company’s past option grants to key employees and new employees to its current hiring and retention plan. The proposed increase in the number of shares reserved from 800,000 to 1,650,000 would decrease the Company’s overhang from 7% to 14%. The Company’s burn rate, net of forfeited and expired shares, has averaged 34% over the past three fiscal years.

The Board of Directors believes that the increase in the number of shares available for issuance under the Stock Incentive Plan is in the best interests of the Company and recommends a vote for this proposal.

Purpose of Stock Incentive Plan

The purpose of the Stock Incentive Plan is to advance the interests of Bridgeline Digital by encouraging equity participation in Bridgeline Digital by directors, officers and employees of Bridgeline Digital through the acquisition of shares of Common Stock upon the exercise of options granted under the Stock Incentive Plan.

General Provisions

The following is a summary of the Stock Incentive Plan, as proposed to be amended. A copy of the amendment to the Stock Incentive Plan is attached as Appendix A to this Proxy Statement.

Our Stock Incentive Plan, as proposed to be amended, was originally adopted in 2016. The Stock Incentive Plan allows the Company to grant options and other forms of stock-based compensation to our officers, directors, employees and outside consultants and advisors. We have developed this Stock Incentive Plan to align the interests of (i) employees, (ii) non-employee Board members, and (iii) consultants and key advisors with the interests of our stockholders and to provide incentives for these persons to exert maximum efforts for our success and to encourage them to contribute materially to our growth. As of February 1, 2022, there were approximately 50 persons eligible to participate in the Stock Incentive Plan.

The Stock Incentive Plan is not subject to the provisions of the Employment Retirement Income Security Act, as amended ("ERISA"), and is not a "qualified plan" within the meaning of Section 401 of the Internal Revenue Code, as amended (the "Code").

Shares Subject to the Stock Incentive Plan. Currently, the Company may issue up to 800,000 shares under the Stock Incentive Plan, subject to adjustment to prevent dilution from stock dividends, stock splits, recapitalization or similar transactions. The Board of Directors has approved an amendment, subject to stockholder approval, to increase the number of shares which may be issued under the Stock Incentive Plan to 1,650,000 shares.

Administration of the Stock Incentive Plan. The Stock Incentive Plan is administered by the Compensation Committee. Except for certain non-discretionary option grants to certain of our directors described below, the Compensation Committee selects the individuals to whom options and awards are granted and determines the option exercise price and other terms of each award, subject to the provisions of the Stock Incentive Plan. The Compensation Committee has delegated limited authority to grant a limited number of stock options to a committee comprised of the Company’s Chief Executive Officer and other officer(s) of the Company.

Awards under the Stock Incentive Plan. Under the Stock Incentive Plan, the Compensation Committee may grant awards in the form of incentive stock options, as defined in Section 422 of the Code, options which do not so qualify, stock awards, performance share awards and stock appreciation rights.

Options. The duration of any option shall be within the sole discretion of the Compensation Committee; provided, however, that any incentive stock option granted to a 10% or less stockholder or any nonqualified stock option shall, by its terms, be exercised within 10 years after the date the option is granted and any incentive stock option granted to a greater than 10% stockholder shall, by its terms, be exercised within five years after the date the option is granted. The exercise price of all options will be determined by the Compensation Committee; provided, however, that the exercise price of an option (including incentive stock options or nonqualified stock options) will be equal to, or greater than, the fair market value of a share of our stock on the date the option is granted and further provided that incentive stock options may not be granted to an employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of our stock or any parent or subsidiary, as defined in section 424 of the Code, unless the price per share is not less than 110% of the fair market value of our stock on the date of grant.

The Stock Incentive Plan provides that each director who is not an employee of Bridgeline Digital, on the date of each annual meeting or special meeting in lieu thereof, shall automatically receive a grant of a non-statutory option for the purchase of 2,000 shares of Common Stock. Such option shall vest over three years on the anniversary of the date of grant at a rate of 33.33% per year until fully vested. In recent years, the Board of Directors has granted discretionary options to the directors in lieu of automatic grants provided under the Stock Incentive Plan.

Restricted Stock. Restricted stock is Common Stock that is subject to a risk of forfeiture or other restrictions that will lapse upon satisfaction of specified conditions. Subject to any restrictions applicable to the award, a participant holding restricted stock, whether vested or unvested, will be entitled to enjoy all rights of a stockholder with respect to such restricted stock, including the right to receive dividends and vote the shares. Any dividends payable on the restricted stock awards will be subject to the same restrictions as the underlying award.

Performance Share Awards. A performance share award is an award entitling the holder to acquire shares of Common Stock upon the attainment of specified performance goals, as determined by the Compensation Committee.

Stock Appreciation Rights. Stock appreciation rights entitle the holder upon exercise to receive shares of Common Stock, or cash, or a combination of the two, having a value equal to the product of (i) the excess of the fair market value of the number of shares with respect to which the right is being exercised (which value is based on fair market value at the time of such exercise) over the exercise price applicable to such shares, multiplied by (ii) the number of shares of Common Stock for which such stock appreciation rights is being exercised.

Termination of Employment. Unless the Compensation Committee provides otherwise in the terms of the award, if the employment or service of a participant is terminated, options granted to such participant will immediately cease to be exercisable and any options or other awards granted after that date will cease to be exercisable (i) immediately if the participant’s employment or service is terminated for cause or (ii) up to three (3) months after the participant’s employment or service is terminated without cause.

Termination or Amendment of the Stock Incentive Plan. Our Board of Directors may at any time terminate the Stock Incentive Plan or make such amendments thereto as it deems advisable, without action on the part of our stockholders unless their approval is required under the law. However, no termination or amendment will, without the consent of the individual to whom any option has been granted, affect or impair the rights of such individual. Under Section 422(b)(2) of the Code, no incentive stock option may be granted under the Stock Incentive Plan more than ten years from the date the Stock Incentive Plan was amended and restated or the date such amendment and restatement was approved by our stockholders, whichever is earlier.

New Plan Benefits

We are unable to determine the dollar value and number of stock awards that may be received by or allocated to (i) any of our named executive officers, (ii) our current executive officers, as a group, (iii) our employees who are not executive officers, as a group, and (iv) our non-executive directors, as a group as a result of the approval of the amendment to the Stock Incentive Plan because at this time we are unable to determine whether any of the current non-executive directors will meet the requirements to receive any automatic grants of options under the Stock Incentive Plan and all other stock awards granted to such persons are granted by the Compensation Committee on a discretionary basis.

Federal Income Tax Consequences

The following summarizes the U.S. federal income tax consequences that generally will arise with respect to awards granted under the Stock Incentive Plan. This summary is based on the tax laws in effect as of the date of this proxy statement. This summary assumes that all awards granted under the Stock Incentive Plan are exempt from, or comply with, the rules under Section 409A of the Internal Revenue Code related to nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below. This discussion is not intended to be a complete discussion of all of the federal income tax consequences of the Stock Incentive Plan or of all of the requirements that must be met in order to qualify for the tax treatment described herein. In addition, because tax consequences may vary, and certain exceptions to the general rules discussed herein may be applicable, depending upon the personal circumstances of individual holders of securities, each participant should consider his personal situation and consult with his own tax advisor with respect to the specific tax consequences applicable to him. No information is provided as to state tax laws. The Stock Incentive Plan is not qualified under Section 401 of the Code, nor is it subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Incentive Stock Options. A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by the Company at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under "Nonstatutory Stock Options." The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then, if sold at a profit, all of the profit will be long-term capital gain or, if sold at a loss, all of the loss will be long-term capital loss. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and the participant will have ordinary income equal to the difference between the exercise price and the fair market value of the underlying stock at the time the option was exercised. Depending on the circumstances of the disqualifying disposition, the participant may then be able to report any difference between the fair market value of the underlying stock at the time of exercise and the disposition price as gain or loss, as the case may be.

Nonstatutory Stock Options. A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Restricted Stock. Generally, restricted stock is not taxable to a participant at the time of grant, but instead is included in ordinary income (at its then fair market value) and subject to withholding when the restrictions lapse. A participant may elect to recognize income at the time of grant, in which case the fair market value of the Common Stock at the time of grant is included in ordinary income and subject to withholding and there is no further income recognition when the restrictions lapse.

Other Stock-Based Awards. The tax consequences associated with other stock-based awards granted under the Stock Incentive Plan will vary depending on the specific terms of such award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award and the participant's holding period and tax basis for the award or underlying Common Stock.

Tax Consequences to the Company. There will be no tax consequences to the Company except that the Company will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

Required Vote

Adoption of the increase in authorized shares reserved for issuance under the Stock Incentive Plan requires the affirmative vote of the holders of a majority of the voting securities present in person or represented by proxy and entitled to vote on the matter (meaning that of the voting securities represented at the Meeting and entitled to vote, a majority of them must be voted "for" this proposal for it to be approved). Abstentions will have the same effect as a vote "against" this proposal, and broker non-votes will have no effect on the vote for this proposal.

Recommendation of the Board of Directors

The Board of Directors recommends a vote "FOR" the amendment to the Bridgeline Digital, Inc. 2016 Stock Incentive Plan.

PROPOSAL 3

ADVISORY VOTE TO APPROVE THE COMPENSATION OF NAMED EXECUTIVE OFFICERS ("SAY-ON-PAY")

Pursuant to Section 14A of the Exchange Act, we provide our stockholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC.

Our executive compensation programs are designed to attract, motivate, and retain our named executive officers, who are critical to our success, and to reward our named executive officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased total stockholder return. We seek to closely align the interests of our named executive officers with the interests of our stockholders, and our Compensation Committee regularly reviews named executive officer compensation to ensure such compensation is consistent with our goals.

Accordingly, we ask our stockholders to vote on the following resolution at the Annual Meeting:

"RESOLVED, that the stockholders of Bridgeline Digital, Inc. (the "Company"), approve, on an advisory basis, the compensation of its named executive officers, as disclosed in the Company’s Proxy Statement for the Annual Meeting of Stockholders, held on March 30, 2022, pursuant to Item 402 of Regulation S-K, including the accompanying tabular disclosure regarding named executive officer compensation and the corresponding narrative disclosure and footnotes."

This vote is advisory, which means that the vote on executive compensation is not binding on the company, our Board of Directors, or the Compensation Committee of the Board of Directors. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC. To the extent there is a significant vote against our named executive officer compensation as disclosed in this proxy statement, the Compensation Committee will evaluate whether any actions are necessary to address our stockholders’ concerns.

Required Vote

The approval of this non-binding, advisory Say-on-Pay resolution requires the affirmative vote of the holders of a majority of the voting securities present in person or represented by proxy and entitled to vote on the matter (meaning that of the voting securities represented at the Meeting and entitled to vote, a majority of them must be voted "for" this proposal for it to be approved). Abstentions will have the same effect as a vote "against" this proposal, and broker non-votes will have no effect on the vote for this proposal.

Recommendation of the Board of Directors

The Board of Directors recommends that stockholders vote "FOR" the advisory resolution above, approving of the compensation paid to the Company’s named executive officers.

PROPOSAL 4

ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES

Pursuant to Section 14A of the Exchange Act, we provide our stockholders with the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently to hold future to votes to approve, on a nonbinding, advisory basis (the "Frequency Vote"), the compensation of our named executive officers ("Say-on-Pay Votes"). Stockholders may indicate whether they would prefer that we conduct future Say-on-Pay Votes once every one, two, or three years. Stockholders also may abstain from casting a vote on this proposal.

The Board of Directors has determined that an advisory vote on executive compensation every three years will permit our stockholders to provide direct input on the Company’s executive compensation philosophy, policies, and practices as disclosed in the Company’s proxy statement, on a regular basis. This approach is consistent with our efforts to engage in an ongoing dialogue with our stockholders on executive compensation and corporate governance matters. An advisory vote on executive compensation occurring ever three years will provide our stockholders the opportunity to provide the next advisory vote on executive compensation at our 2024 Annual Meeting of Stockholders.

This vote is advisory, which means that the vote on executive compensation is not binding on the company, our Board of Directors, or the Compensation Committee of the Board of Directors. The Company recognizes that the stockholders may have different views as to the best approach for the Company, and therefore we look forward to hearing from our stockholders as to their preferences on the frequency of an advisory vote on executive compensation. The Board of Directors and the Compensation Committee will take into account the outcome of the vote; however, when considering the frequency of future say-on-pay votes, the Board of Directors may decide that it is in the best interests of our stockholders and the Company to hold future say-on-pay votes more or less frequently than the frequency receiving the most votes cast by our stockholders.

Required Vote

The proxy card provides stockholders with the opportunity to choose among four options (holding the vote every one, two, or three years, or abstain from voting). The option of every year, every two years, or every three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory Say-on-Pay vote that has been selected by stockholders. Abstentions and broker non-votes will have no effect on the outcome of the vote. Stockholders will not be voting to approve or disapprove the recommendation of the Board of Directors. Proxies submitted without discretion pursuant to this solicitation will be voted to hold a Say-on-Pay vote every three years.

Recommendation of the Board of Directors

The Board of Directors recommends a vote "FOR" the option of a vote every three years as the preferred frequency for future say-on-pay votes.

PROPOSAL 5

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

On February 26, 2021, the Audit Committee of the Company’s Board of Directors informed Marcum LLP ("Marcum") of its decision to dismiss Marcum as the Company's independent registered public accounting firm, effective as of that date. Marcum’s report on the Company’s consolidated financial statements as of September 30, 2020 and September 30, 2019 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, other than, in each of the years ended September 30, 2020 and September 30, 2019, to include an explanatory paragraph regarding doubt as to the Company’s ability to continue as a going concern.

During the years ended September 30, 2020 and September 30, 2019 and the subsequent interim period through February 26, 2021, there were no "disagreements" (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304) with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Marcum would have caused Marcum to make reference to the subject matter of the disagreements or reportable events in connection with its reports on the financial statements for such years. During the years ended September 30, 2020 and September 30, 2019 and the subsequent interim period through February 26, 2021, there have been no "reportable events" (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

On February 27, 2021, the Company’s Audit Committee approved the engagement of PKF O’Connor Davies, LLP ("PKF") as the Company’s new independent registered public accounting firm for the fiscal year ending September 30, 2021, which stockholders ratified at our 2021 Annual Meeting. During the fiscal years ended September 30, 2020 and September 30, 2019 and through the subsequent interim period as of February 26, 2021, neither the Company, nor any party on behalf of the Company, consulted with PKF regarding either (a) the application of accounting principles to a specified transaction, either completed or proposed, or the audit opinion that might be rendered regarding the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that PKF concluded was an important factor considered by the Company in deciding on any accounting, auditing or financial reporting issue, or (b) any matter subject of any "disagreement" (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a "reportable event" (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

Upon the recommendation of the Audit Committee, the Board of Directors appointed PKF to audit the consolidated financial statements of the Company for the fiscal year ending September 30, 2022, and hereby recommends that the stockholders ratify such appointment.

The Board may terminate the appointment of PKF as the Company’s independent registered public accounting firm without the approval of the Company’s stockholders whenever the Board of Directors deems such termination necessary or appropriate.

Representatives of PKF will be present at the Annual Meeting or available by telephone and will have an opportunity to make a statement if they so desire and to respond to appropriate questions from stockholders.

The table below shows the aggregate fees that the Company paid or accrued for the audit and other services provided by PKF and Marcum LLP for the fiscal year ended September 30, 2021 and by Marcum LLP for the fiscal year ended September 30, 2020.   The Company did not engage its independent registered public accounting firms during either of the fiscal years ended September 30, 2021 or September 30, 2020 for any other non-audit services.

Type of Service	Amount of Fee for Fiscal Year Ended
	September 30, 2021	September 30, 2020
Audit Fees	$261,951	$261,397
Audit-Related Fees	68,544	—
Tax Fees	—	—
Total	$330,495	$261,397

Audit Fees. This category includes fees for the audits of the Company's annual financial statements, review of financial statements included in the Company's Quarterly Reports on Form 10-Q and services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the relevant fiscal years. Audit fees paid to PKF and Marcum were $219,000 and $42,951, respectively, for fiscal year ended September 30, 2021.

Audit-Related Fees. This category consists of audits performed in connection with certain acquisitions. Audit-related fees paid to PKF and Marcum were $42,500 and $26,044, respectively, for fiscal year ended September 30, 2021.

Tax Fees. This category consists of professional services rendered for tax compliance, tax planning and tax advice. The services for the fees disclosed under this category include tax return preparation, research and technical tax advice.

There were no other fees paid or accrued to PKF or Marcum in the fiscal years ended September 30, 2021 or September 30, 2020.

Audit Committee Pre-Approval Policies and Procedures.

Before an independent public accounting firm is engaged by the Company to render audit or non-audit services, the engagement is approved by the Audit Committee. Our Audit Committee has the sole authority to approve the scope of the audit and any audit-related services as well as all audit fees and terms. Our Audit Committee must pre-approve any audit and non-audit related services by our independent registered public accounting firm. During our fiscal year ended September 30, 2021, no services were provided to us by our independent registered public accounting firm other than in accordance with the pre-approval procedures described herein.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee consists of three independent directors, all of whom are "independent directors" within the meaning of the applicable rules of the SEC and Nasdaq's listing standards. The Audit Committee's responsibilities are as described in a written charter adopted by the Board of Directors, a copy of which is available on the Company's website at www.bridgeline.com.

The Audit Committee has reviewed and discussed the Company's audited financial statements for fiscal 2021 with management and with the Company's independent registered public accounting firm, PKF O’Connor Davies, LLP. The Audit Committee has discussed with PKF O’Connor Davies, LLP the matters required to be discussed by Auditing Standard No. 16, as adopted by the Public Company Accounting Oversight Board relating to the conduct of the audit. The Audit Committee has received the written disclosures and the letter from PKF O’Connor Davies, LLP required by the Public Company Accounting Oversight Board in Ethics and Independence Rule 3526, Communications with Audit Committees Concerning Independence, and has discussed with PKF O’Connor Davies, LLP its independence.

Based on the Audit Committee's review of the audited financial statements and the review and discussions described in the foregoing paragraph, the Audit Committee recommended to the Board of Directors that the audited financial statements for fiscal 2021 be included in the Company's Annual Report on Form 10-K for filing with SEC.

Submitted by the members of the Audit Committee:

Kenneth Galaznik, Chairman

Scott Landers

Joni Kahn

The information contained above under the caption "Report of the Audit Committee of the Board of Directors" shall not be deemed to be soliciting material or to be filed with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference into such filing.

Required Vote

Ratification of PKF as the Company’s independent auditors for the fiscal year ending September 30, 2022 requires the affirmative vote of the holders of a majority of the voting securities present in person or represented by proxy and entitled to vote on the matter (meaning that of the voting securities represented at the Meeting and entitled to vote, a majority of them must be voted "for" this proposal for it to be approved). Abstentions will have the same effect as a vote "against" this proposal. There will be no broker non-votes on the ratification of PKF since brokers can vote with discretion on this proposal.

Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted "FOR" the ratification of PKF as the Company’s independent auditors for the fiscal year ending September 30, 2022.

Recommendation of the Board of Directors

The Board of Directors recommends that stockholders vote "FOR" the ratification of PKF O’Connor Davies, LLP as our independent auditors for the fiscal year ending September 30, 2022.

Other Matters

The Board of Directors has no knowledge of any other matters which may come before the Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares of Common Stock represented by the accompanying proxy in accordance with their best judgment.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are stockholders of the Company will be "householding" the Company’s proxy materials. A single set of the Company’s proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate set of the Company’s proxy materials, please notify your broker or direct a written request to the Company at 150 Woodbury Road, Woodbury, New York 11797. The Company undertakes to deliver promptly, upon any such oral or written request, a separate copy of its proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. Stockholders who currently receive multiple copies of the Company’s proxy materials at their address and would like to request "householding" of their communications should contact their broker, bank or other nominee, or contact the Company at the above address or phone number.

Stockholder Proposals and Recommendations for Director

Any stockholder of the Company who wishes to present a proposal to be considered at the next annual meeting of stockholders of the Company and who wishes to have such proposal presented in the Company's Proxy Statement for such meeting must deliver such proposal in writing to the Company at 150 Woodbury Road, Woodbury, New York 11797, between May 19, 2022 and June 18, 2022. Such proposals may be made only by persons who are stockholders, beneficially or of record, on the date the proposals are submitted and who continue in such capacity through the date of the next annual meeting, of at least 1% or $2,000 in market value of securities entitled to be voted at the meeting, and have held such securities for at least one year.

For any stockholder proposal that is not submitted for inclusion in the Company’s Proxy Statement, but instead seeks to present such proposal directly at the Annual Meeting, management will be able to vote proxies in its discretion if the Company does not receive notice of the proposal prior to the close of business on June 18, 2022.

Stockholders may recommend individuals to the Board of Directors for consideration as potential director candidates by following the requirements under Article I, Section 10 of the Bylaws. In order to be eligible to nominate a person for election to our Board of Directors a stockholder must (i) comply with the notice procedures set forth in the Bylaws and (ii) be a stockholder of record on the date of giving such notice of a nomination as well as on the record date for determining the stockholders entitled to vote at the meeting at which directors will be elected.

To be timely, a stockholder's notice must be in writing and received by our corporate secretary at our principal executive offices as follows: (A) in the case of an election of directors at an annual meeting of stockholders, not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the preceding year's annual meeting, a stockholder's notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (x) the 90th day prior to such annual meeting and (y) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs; or (B) in the case of an election of directors at a special meeting of stockholders, provided that the Board of Directors has determined that directors shall be elected at such meeting, not earlier than the 120th day prior to such special meeting and not later than the close of business on the later of (1) the 90th day prior to such special meeting and (2) the tenth day following the day on which notice of the date of such special meeting was mailed or public disclosure of the date of such special meeting was made, whichever first occurs.

In addition, a stockholder's notice must contain the information specified in Article I, Section 10 of the Bylaws and must be accompanied by the written consent of the proposed nominee to serve as a director if elected. The stockholder making a nomination must personally appear at the annual or special meeting of stockholders to present the nomination, otherwise the nomination will be disregarded.

Stockholders interested in making a nomination should refer to the complete requirements set forth in our Amended and Restated Bylaws filed as an exhibit to our Form 8-K filed with the SEC on December 14, 2018. Provided that the date of next year's annual meeting of stockholders is not advanced by more than 20 days or delayed by more than 60 days, from the first anniversary of the Annual Meeting, any stockholder who wishes to make a nomination to be considered for the next annual meeting must deliver the notice specified by our Bylaws between May 19, 2022 and June 18, 2022. The Company’s Bylaws contain a number of substantive and procedural requirements, which should be reviewed by any interested stockholder. Any notice should be mailed to: Secretary, Bridgeline Digital, Inc., 150 Woodbury Road, Woodbury, New York 11797.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE READ THE ACCOMPANYING PROXY STATEMENT AND THEN VOTE BY INTERNET, TELEPHONE OR E-MAIL AS PROMPTLY AS POSSIBLE.  VOTING PROMPTLY WILL SAVE US ADDITIONAL EXPENSE IN SOLICITING PROXIES AND WILL ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.

By order of the Board of Directors,

/s/ Joni Kahn

Joni Kahn

Chairperson of the Board of Directors

APPENDIX A

AMENDMENT NO. 2

TO

BRIDGELINE DIGITAL, INC.

2016 STOCK INCENTIVE PLAN

This Amendment No. 2 (this "Amendment") to the Bridgeline Digital, Inc. 2016 Stock Incentive Plan (as may be amended from time to time, the "Plan"), is made as of February 1, 2021. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Plan.

WHEREAS, Section 13 of the Plan permits the Board of Directors to amend the Plan, subject, in the case of amendments requiring stockholder approval under the rules of any securities exchange on which the Stock may then be listed, to the approval by the Company's stockholders of such amendment;

WHEREAS, the Board of Directors desires to amend the Plan to increase the number of Shares available for grant under the Plan;

WHEREAS, this Amendment shall be submitted to the Company’s stockholders for approval, and shall become effective as of the date on which the Company’s stockholders approve such Amendment (the "Effective Date"); and

WHEREAS, if the Company’s stockholders fail to approve this Amendment, the existing Plan shall continue in full force and effect.

NOW, THEREFORE, pursuant to Section 13 of the Plan, the Plan is hereby amended as follows, effective as of the Effective Date:

1.	Section 3(a) of the Plan is hereby amended and restated in its entirety to read as follows:

(a) Shares Issuable. The maximum number of shares of Stock which may be issued in respect of Awards (including Stock Appreciation Rights) granted under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in this Section 3, shall be 1,650,000 shares. The maximum number of shares of Stock which may be issued in respect of Incentive Stock Options granted under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in Section 3, shall be 1,650,000 shares. For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, cancelled, reacquired by the Company or otherwise terminated (other than by exercise), shares that are tendered in payment of the exercise price of any Award and shares that are tendered or withheld for tax withholding obligations shall be added back to the shares of Stock with respect to which Awards may be granted under the Plan. Shares issued under the Plan may be authorized but unissued shares or shares reacquired by the Company.

2.	Except as expressly amended by this Amendment, all terms and conditions of the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the Company, buy its duly executed officer, has executed this Amendment to the Bridgeline Digital, Inc. 2016 Stock Incentive Plan, as of the date first indicated above.

Bridgeline Digital, Inc. By: /s/ Thomas Windhausen Thomas Windhausen Chief Financial Officer

2022 ANNUAL MEETING OF STOCKHOLDERS OF

BRIDGELINE DIGITAL, INC.

March 30, 2022

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card are available at https://bridgeline-digital-inc.ir.rdgfilings.com/

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20230030403000000000 0 033022

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3 AND 5 AND FOR EVERY "THREE YEARS" ON PROPOSAL 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect the following nominees as director:

NOMINEES:
- ○ Kenneth Galaznik
- ○ Scott Landers

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Proposal	1 YEAR	2 YEARS	3 YEARS	ABSTAIN
4. To hold an advisory vote on the frequency of holding future Say-on-Pay votes.	☐	☐	☐	☐

This Proxy is solicited on behalf of the Board of Directors, and when properly executed will be voted as directed herein. If no direction is given, this Proxy will be voted FOR Proposals 1, 2, 3 and 5 and for every 3 YEARS on Proposal 4.

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

BRIDGELINE DIGITAL, INC.

100 Sylvan Road, Suite G-700

Woburn, Massachusetts 01801

The undersigned, revoking all proxies, hereby appoints Roger E. Kahn and Thomas R. Windhausen and each of them, proxies with power of substitution to each, for and in the name of the undersigned to vote all shares of Common Stock of Bridgeline Digital, Inc. (the "Company") which the undersigned would be entitled to vote if present at the 2022 Annual Meeting of Stockholders of the Company to be held on March 30, 2022, at 8:30 A.M. at the Company's New York office located at 150 Woodbury Road, Woodbury, New York and any adjournments thereof, upon the matters set forth in the Notice of Annual Meeting.

Completed proxies should be delivered to the Company's New York office located at 150 Woodbury Road, Woodbury, New York 11797.

The undersigned acknowledges receipt of the Notice of Annual Meeting, Proxy Statement and the Company's Annual Report.

(Continued and to be signed on the reverse side)

1.1 14475

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting of

BRIDGELINE DIGITAL, INC.

To Be Held On:

March 30, 2022, at 8:30 A.M.

at 150 Woodbury Road, Woodbury, New York 11797

COMPANY NUMBER	
ACCOUNT NUMBER	
CONTROL NUMBER	

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before March 18, 2022.

Please visit https://www.rdgir.com/bridgeline-digital-inc, where the following materials are available for view:

- Notice of Annual Meeting of Stockholders
- Proxy Statement
- Form of Electronic Proxy Card
- Annual Report on Form 10-K

TO REQUEST MATERIAL: **TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)**
E-MAIL: info@astfinancial.com
WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials

TO VOTE: **ONLINE:** To access your online proxy card, please visit **www.voteproxy.com** and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit **www.voteproxy.com** to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

1. To elect the following nominees as director.

NOMINEES:
Kenneth Galaznik
Scott Landers

Please note that you cannot use this notice to vote by mail.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3 AND 5 AND FOR EVERY "THREE YEARS" ON PROPOSAL 4.